Exhibit 99.1

AASTRA TECHNOLOGIES LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions of U.S. dollars, except per share amounts)

(unaudited)

	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013	Quarter Ended December 31, 2013	Year Ended December 31, 2013
Revenues	$132.9	$147.7	$135.0	$173.3	$588.9
Cost of revenues	76.6	84.2	77.7	94.0	332.5

Gross margin	56.3	63.5	57.3	79.3	256.4

Expenses:
Selling, general and administrative	38.6	37.5	36.3	45.4	157.8
Research and development	18.2	17.5	14.8	15.3	65.8
Special charges and restructuring costs	0.9	4.9	(0.5)	1.7	7.0

	57.7	59.9	50.6	62.4	230.6

Operating income	(1.4)	3.6	6.7	16.9	25.8
Interest expense	(0.1)	(0.1)	—	(0.1)	(0.3)
Fair value adjustment on derivative instruments	0.4	—	—	—	0.4
Other income (expense)	1.1	(0.9)	(0.4)	(1.6)	(1.8)

Income before income taxes	—	2.6	6.3	15.2	24.1
Current income tax recovery (expense)	(0.7)	(0.7)	(1.6)	(3.9)	(6.9)
Deferred income tax recovery (expense)	0.8	0.4	0.5	(2.3)	(0.6)

Net income	$0.1	$2.3	$5.2	$9.0	$16.6

Net income per common share – Basic	$0.01	$0.20	$0.44	$0.76	$1.42
Net income per common share – Diluted	$0.01	$0.20	$0.44	$0.76	$1.41

Weighted-average number of common shares outstanding (in millions):
Basic	11.5	11.6	11.7	11.8	11.7
Diluted	11.6	11.7	11.8	11.9	11.8

AASTRA TECHNOLOGIES LIMITED

Reconciliation of Net Income to Non-GAAP Net Income

(in millions of U.S. dollars, except per share amounts)

(unaudited)

	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013	Quarter Ended December 31, 2013	Year Ended December 31, 2013
Net income	$0.1	$2.3	$5.2	$9.0	$16.6
Income tax expense (recovery)	(0.1)	0.3	1.1	6.2	7.5

Net income before income taxes	—	2.6	6.3	15.2	24.1

Adjustments:
Foreign exchange loss (gain)	(0.8)	1.1	0.6	1.7	2.6
Fair value adjustment on derivative instruments	(0.4)	—	—	—	(0.4)
Special charges and restructuring costs	0.9	4.9	(0.5)	1.7	7.0
Stock-based compensation	0.2	0.1	0.2	0.9	1.4
Loss on disposition of assets	0.2	0.3	—	—	0.5
Amortization of acquisition-related intangibles assets	2.3	2.2	2.2	2.3	9.0

Non-GAAP net income from before income taxes	2.4	11.2	8.8	21.8	44.2
Non-GAAP tax expense(1)	(0.5)	(2.2)	(1.8)	(4.4)	(8.9)

Non-GAAP net income	$1.9	$9.0	$7.0	$17.4	$35.3

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share	$0.16	$0.77	$0.59	$1.46	$2.99
Non-GAAP Weighted-average number of common shares outstanding (in millions):	11.6	11.7	11.8	11.9	11.8

(1)	Non-GAAP tax expense is based on an estimated effective tax rate of 20%.

AASTRA TECHNOLOGIES LIMITED

Reconciliation of Net Income to Adjusted EBITDA

(in millions of U.S. dollars)

(unaudited)

	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013	Quarter Ended December 31, 2013	Year Ended December 31, 2013
Net income	$0.1	$2.3	$5.2	$9.0	$16.6
Adjustments:
Interest expense	0.1	0.1	—	0.1	0.3
Income tax expense (recovery)	(0.1)	0.3	1.1	6.2	7.5
Amortization and depreciation	4.5	4.4	4.4	4.6	17.9
Foreign exchange loss (gain)	(0.8)	1.1	0.6	1.7	2.6
Fair value adjustment on derivative instruments	(0.4)	—	—	—	(0.4)
Special charges and restructuring costs	0.9	4.9	(0.5)	1.7	7.0
Stock-based compensation	0.2	0.1	0.2	0.9	1.4
Loss on disposition of assets	0.2	0.3	—	—	0.5

Adjusted EBITDA	$4.7	$13.5	$11.0	$24.2	$53.4

AASTRA TECHNOLOGIES LIMITED

SEGMENT RESULTS

(in millions of U.S. dollars)

(unaudited)

	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013	Quarter Ended December 31, 2013	Year Ended December 31, 2013
Revenues
Premise segment – product revenues	$100.8	$111.0	$99.7	$133.1	$444.6
Cloud segment – product revenues	0.8	2.0	3.3	2.3	8.4
Premise segment – service revenues	29.8	32.8	29.9	36.0	128.5
Cloud segment – service revenues	0.1	0.4	0.3	0.2	1.0
Cloud segment – recurring service revenues	1.4	1.5	1.8	1.7	6.4

Total revenues	132.9	147.7	135.0	173.3	588.9

Gross Margin
Premise segment – product gross margin	44.4	50.3	42.8	60.3	197.8
Cloud segment – product gross margin	0.3	0.8	1.3	0.9	3.3
Premise segment – service gross margin	11.0	11.6	12.3	17.4	52.3
Cloud segment – service gross margin	—	0.2	0.1	0.1	0.4
Cloud segment – recurring service gross margin	0.6	0.6	0.8	0.6	2.6

Total gross margin	$56.3	$63.5	$57.3	$79.3	$256.4

MITEL NETWORKS CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions of U.S. dollars, except per share amounts)

(unaudited)

	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013	Quarter Ended December 31, 2013	Year Ended December 31, 2013
Revenues	$143.1	$146.6	$135.0	$144.8	$569.5
Cost of revenues	62.3	66.0	56.3	60.7	245.3

Gross margin	80.8	80.6	78.7	84.1	324.2

Expenses:
Selling, general and administrative	54.5	56.3	55.7	57.0	223.5
Research and development	13.8	13.5	14.2	15.4	56.9
Special charges and restructuring costs	1.4	2.6	6.4	7.0	17.4
Loss on litigation settlement	0.1	—	—	—	0.1

	69.8	72.4	76.3	79.4	297.9

Operating income from continuing operations	11.0	8.2	2.4	4.7	26.3
Interest expense	(5.4)	(6.3)	(6.5)	(6.3)	(24.5)
Debt retirement costs	(2.6)	—	—	(0.6)	(3.2)
Other income (expense)	0.1	(0.3)	—	—	(0.2)

Income (loss) from continuing operations, before income taxes	3.1	1.6	(4.1)	(2.2)	(1.6)
Current income tax recovery (expense)	0.6	3.3	(2.7)	0.6	1.8
Deferred income tax recovery (expense)	(2.4)	(2.2)	5.4	(1.2)	(0.4)

Net income (loss) from continuing operations	1.3	2.7	(1.4)	(2.8)	(0.2)
Net loss from discontinued operations	(3.0)	—	—	—	(3.0)

Net income (loss)	$(1.7)	$2.7	$(1.4)	$(2.8)	$(3.2)

Net income (loss) per common share – Basic
Basic From continuing operations	$0.02	$0.05	$(0.03)	$(0.05)	$(0.01)
Diluted From discontinued operations	$(0.05)	$—	$—	$—	$(0.05)
Net income (loss) per common share – Basic	$(0.03)	$0.05	$(0.03)	$(0.05)	$(0.06)

Net income (loss) per common share – Diluted
Basic From continuing operations	$0.02	$0.05	$(0.03)	$(0.05)	$(0.01)
Diluted From discontinued operations	$(0.05)	$—	$—	$—	$(0.05)
Net income (loss) per common share – Diluted	$(0.03)	$0.05	$(0.03)	$(0.05)	$(0.06)

Weighted-average number of common shares outstanding (in millions):
Basic	53.7	53.7	53.8	53.9	53.8
Diluted	56.2	56.3	53.8	53.9	53.8

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of U.S. dollars, except per share amounts)

(unaudited)

	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013	Quarter Ended December 31, 2013	Year Ended December 31, 2013
Net income (loss) from continuing operations	$1.3	$2.7	$(1.4)	$(2.8)	$(0.2)
Income tax expense (recovery)	1.8	(1.1)	(2.7)	0.6	(1.4)

Net income (loss) from continuing operations, before income taxes	3.1	1.6	(4.1)	(2.2)	(1.6)

Adjustments:
Foreign exchange loss (gain)	0.5	0.5	(0.5)	0.1	0.6
Special charges and restructuring costs	1.4	2.6	6.4	7.0	17.4
Stock-based compensation	1.1	1.0	1.2	1.3	4.6
Loss on litigation settlement	0.1	—	—	—	0.1
Amortization of acquisition-related intangibles assets	5.6	5.6	6.5	6.5	24.2
Debt retirement costs	2.6	—	—	0.6	3.2
Other	—	0.4	—	—	0.4

Non-GAAP net income from continuing operations, before income taxes	14.4	11.7	9.5	13.3	48.9
Non-GAAP tax expense(1)	(2.2)	(1.8)	(1.4)	(2.0)	(7.4)

Non-GAAP net income from continuing operations	12.2	9.9	8.1	11.3	41.5
Non-GAAP net loss from discontinued operations	(0.1)	—	—	—	(0.1)

Non-GAAP net income	$12.1	$9.9	$8.1	$11.3	$41.4

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share from continuing operations	$0.22	$0.18	$0.14	$0.19	$0.73
Non-GAAP net loss per common share from discontinued operations	$—	$—	$—	$—	$—
Non-GAAP net income per common share	$0.22	$0.18	$0.14	$0.19	$0.73
Non-GAAP Weighted-average number of common shares outstanding (in millions):	56.2	56.3	56.6	58.1	56.8

(1)	Non-GAAP tax expense is based on an estimated effective tax rate of 15%.

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of U.S. dollars)

(unaudited)

	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013	Quarter Ended December 31, 2013	Year Ended December 31, 2013
Net income (loss)	$(1.7)	$2.7	$(1.4)	$(2.8)	$(3.2)
Net loss from discontinued operations	3.0	—	—	—	3.0

Net income (loss) from continuing operations	1.3	2.7	(1.4)	(2.8)	(0.2)
Adjustments:
Interest expense	5.4	6.3	6.5	6.3	24.5
Income tax expense (recovery)	1.8	(1.1)	(2.7)	0.6	(1.4)
Amortization and depreciation	8.9	9.0	9.7	10.1	37.7
Foreign exchange loss (gain)	0.5	0.5	(0.5)	0.1	0.6
Special charges and restructuring costs	1.4	2.6	6.4	7.0	17.4
Stock-based compensation	1.1	1.0	1.2	1.3	4.6
Loss on litigation settlement	0.1	—	—	—	0.1
Debt retirement costs	2.6	—	—	0.6	3.2
Other	—	0.4	—	—	0.4

Adjusted EBITDA from continuing operations	23.1	21.4	19.2	23.2	86.9
Adjusted EBITDA from discontinued operations(1)	(0.1)	—	—	—	(0.1)

Adjusted EBITDA	$23.0	$21.4	$19.2	$23.2	$86.8

(1)	The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the quarter ended March 31, 2013 consists of special charges and restructuring costs of $1.6, non-cash impairment of goodwill of $1.9 and an income tax recovery of $0.6.

MITEL NETWORKS CORPORATION

SEGMENT RESULTS

(in millions of U.S. dollars)

(unaudited)

	Quarter Ended March 31, 2013	Quarter Ended June 30, 2013	Quarter Ended September 30, 2013	Quarter Ended December 31, 2013	Year Ended December 31, 2013
Revenues
Premise segment – product revenues	$87.1	$90.0	$80.4	$86.3	$343.8
Cloud segment – product revenues	1.2	3.1	4.6	5.1	14.0
Premise segment – service revenues	42.7	40.0	35.9	37.2	155.8
Cloud segment – recurring service revenues	12.1	13.5	14.1	16.2	55.9

Total revenues	143.1	146.6	135.0	144.8	569.5

Gross Margin
Premise segment – product gross margin	58.0	58.5	55.7	58.7	230.9
Cloud segment – product gross margin	0.8	1.8	2.5	2.5	7.6
Premise segment – service gross margin	16.4	14.2	13.8	15.0	59.4
Cloud segment – recurring service gross margin	5.6	6.1	6.7	7.9	26.3

Total gross margin	$80.8	$80.6	$78.7	$84.1	$324.2